The Royce Fund
Royce Technology Value Fund
Supplement to Prospectus dated June 30, 2003

Redeeming Shares

        Early Redemption Fee

        Effective October 15, 2003, The Royce Fund will assess an early redemption fee of 2% on shares of Royce Technology Value Fund purchased on or after that date and held for less than six months. Prior to October 15, 2003, this redemption fee was 1%.

October 6, 2003